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                                                                  Exhibit 10.137



                                December 1, 1999



Heller Financial, Inc.
Attn: Portfolio Manager, Vacation Ownership
500 West Monroe St., 30th Fl.
Chicago, IL 60661

     Re: Master Bluegreen Resort Loan Facility, dated as of October 20, 1998, Between Bluegreen Corporation and Heller Financial, Inc. (the "Existing Master Loan Facility")

Dear Ladies and Gentlemen:

     We refer to the Existing Master Loan Facility. In connection with the closing of the Resort Loan, as such term is defined in the Existing Master Loan Facility, in respect of Shore Crest Vacation Villas II Horizontal Property Regime in North Myrtle Beach, South Carolina, we hereby request that you agree to the following modifications to the Existing Master Loan Facility:

               1. The reference in Section 1.1(a) of the Existing Master Loan Facility and the reference in the defined term "Resort Loan Limit" in the Existing Master Loan Facility to "$25,000,000" shall be increased to "$28,000,000."

               2. The reference in Section 1.5 of the Existing Master Loan Facility to "$250,000" shall be increased to "$280,000" and the reference in said Section to "$150,000" shall be increased to "$180,000."

     It is the intention of the undersigned, with your agreement to the same, to increase the overall amount of the Existing Master Loan Facility to $28,000,000, and to, contemporaneously with your agreement to the same, pay to you the full 1% commitment fee in respect thereof of $30,000.

     Except as explicitly amended by this letter, the Existing Master Loan Facility remains in full force and effect under its terms as in effect immediately prior to the effectiveness of this letter agreement.

     If you are in agreement with the above, please execute the copy of the letter attached hereto, whereupon this letter shall become an agreement between us and shall modify the Existing Master Loan Facility as set forth above.

                                                BLUEGREEN CORPORATION


                                                By: /s/ ALLAN J. HERZ
                                                   -----------------------------
                                                   Name:  Allan J. Herz
                                                   Title: Vice President



AGREED TO:

HELLER FINANCIAL, INC.


By: /s/ DENNIS K. HOLLAND
   ----------------------------
   Name:  Dennis K. Holland
   Title: Senior Vice President